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                                                                  EXECUTION COPY



                                 AMENDMENT NO. 5
                                       to
                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 5 is entered into as of August 10, 2001 by and among HEAFNER TIRE GROUP, INC., a Delaware corporation, THE SPEED MERCHANT, INC., a California corporation, CALIFORNIA TIRE COMPANY, a California corporation (the "Borrowers"), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the "Lenders"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for the Lenders.

                              Preliminary Statement

         The Borrowers, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Loan and Security Agreement dated as of March 6, 2000, as amended by Amendment No. 1 dated as of July 20, 2000, Amendment No. 2 dated as of February 2, 2001, Amendment No. 3 dated as of February 14, 2001 and Amendment No. 4 dated as of March 30, 2001 (the "Loan Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined).

         The Borrowers have requested that the Lenders agree to include as "Eligible" certain additional Inventory and amend the Loan Agreement as hereinafter set forth and the Lenders have agreed so to amend the Loan Agreement, upon and subject to the terms and conditions of this Amendment.

                             Statement of Agreement

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans outstanding thereunder, the mutual covenants set forth therein and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment to Loan Agreement. Subject to the provisions of SECTION 2, the Loan Agreement is hereby amended by:

         (a)       amending Section 1.1 Definitions by

                  (i) adding thereto in appropriate alphabetical order, a new definition to read as follows:


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                           "Eligible B/F Inventory" means items of Inventory (a)
                   that would be Eligible Inventory but for the fact that they are subject to a Vendor Lien in favor of Bridgestone/Firestone, Inc. (or a division or Subsidiary thereof), (b) to the extent the Vendor Lien on such Inventory has been subordinated to the Security Interest on terms and conditions satisfactory to Administrative Agent and the Lenders and (c) bearing a brand other than a "Firestone" brand (or any brand incorporating the word "Firestone").

                  (ii) amending clause (b) of the definition "Borrowing Base" in its entirety to read as follows:

                            (b)             an amount equal to

                                    (i)      85% (or such lesser percentage as
                           the Administrative Agent may in its reasonable credit judgment determine from time to time) of the face value of Eligible Receivables due and owing at such time, PLUS

                                  (ii)      the lesser of

                                             (A)      the sum of (1) 65% (or
                                    such lesser percentage as the Administrative
                                    Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Inventory consisting of tires at such time, PLUS (2) the lesser of (x) 65% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible B/F Inventory consisting of tires at such time, and (y) $8,000,000, and

                                            (B)      $100,000,000, PLUS

                                  (iii)     the lesser of

                                            (A) 50% (or such lesser percentage
                                   as the Administrative Agent may in its
                                   reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Inventory other than tires, at such time, and

                                            (B)      $40,000,000, MINUS

                                  (iv)      the sum of

                                            (A)      the Letter of Credit
                                                     Reserve, PLUS


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                                             (B)      the Rent Reserve, PLUS

                                             (C)      the Dilution Reserve, PLUS

                                             (D)      the Minimum Availability
                                                      Reserve, PLUS

                                             (E)      any Additional Reserves.

         Section 2. Effectiveness of Amendment. The provisions of SECTION 1 of this Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received (1) a subordination agreement, executed and delivered by Bridgestone/Firestone, Inc. (or an Affiliate thereof acceptable to the Administrative Agent), with respect to the Vendor Lien in favor of Bridgestone/Firestone, Inc., containing terms and conditions acceptable to the Lenders and the Administrative Agent, (2) counterparts of this Amendment signed by each Loan Party and each Lender and (3) certificate of the president or chief financial officer of Heafner stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, after giving effect to the Amendment, (i) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects on and as of the Amendment Effective Date, and
(ii) no Default or Event of Default exists (and the Administrative Agent shall be satisfied as to the truth and accuracy thereof).

         Section 3. Representations and Warranties. Each Borrower hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

         (a) Authorization of Agreements. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

         (b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment and each other agreement contemplated hereby to which such Borrower is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to such Borrower or any of its Subsidiaries,

                  (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement


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         or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries, or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

         Section 4. Effect of Amendment. From and after the Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 5.        Counterpart Execution; Governing Law.

         (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be as effective as delivery of a manually delivered counterpart thereof.

         (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of law principles thereof.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                           BORROWERS:

                                           HEAFNER TIRE GROUP, INC.

[CORPORATE SEAL]

Attest:                                    By:/s/ Richard P. Johnson
                                              -------------------------------
                                                Name: Richard P.Johnson
/s/ J. Michael Gaither                          Title: President & Chief
----------------------                                 Executive Officer
[Assistant] Secretary



                                           THE SPEED MERCHANT, INC.

[CORPORATE SEAL]

Attest:                                    By:/s/ Richard P. Johnson
                                              -------------------------------
                                                Name: Richard P. Johnson
/s/ J. Michael Gaither                                -----------------------
----------------------                          Title: Chairman
[Assistant] Secretary                                  ----------------------


                                           By: /s/ William E. Berry
                                              -------------------------------
                                                Name: William E. Berry
                                                      -----------------------
                                                Title: Vice President
                                                       ----------------------


                                           CALIFORNIA TIRE COMPANY

[CORPORATE SEAL]

Attest:                                    By: /s/ Richard P. Johnson
                                              -------------------------------
                                                Name: Richard P. Johnson
/s/ J. Michael Gaither                                -----------------------
----------------------                          Title: Chairman
[Assistant] Secretary                                  ----------------------

                                           By: /s/ William E. Berry
                                              -------------------------------
                                                Name: William E. Berry
                                                      -----------------------
                                                Title: Vice President
                                                       ----------------------


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                                           FLEET CAPITAL CORPORATION, as
                                           Administrative Agent and as a Lender

                                           By: /s/ Stephen Y. McGehee
                                              -------------------------------
                                                 Stephen Y. McGehee
                                                 Senior Vice President



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                                        BANK OF AMERICA, N.A., as Syndication
                                        Agent and as a Lender

                                        By: /s/ Perri H. Love
                                            --------------------------------
                                             Name: Perri H. Love
                                                   -------------------------
                                             Title: Assistant Vice President
                                                    ------------------------


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                                        FIRST UNION NATIONAL BANK, as
                                        Documentation Agent and as a Lender

                                        By: /s/ John T. Trainor
                                            -------------------------------
                                             Name: John T. Trainor
                                                   ------------------------
                                             Title: Vice President
                                                    -----------------------


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                                        MICHIGAN NATIONAL BANK, as a Lender
                                        (as successor in interest to Mellon
                                        Bank, N.A,)

                                        By: /s/ Roger Attix
                                            -------------------------------
                                             Name: Roger Attix
                                                   ------------------------
                                             Title: Vice President
                                                    -----------------------


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                                        PNC BANK, NATIONAL ASSOCIATION, as a
                                        Lender

                                        By: /s/ John W.Speiser
                                            -------------------------------
                                             Name: John W. Speiser
                                                   ------------------------
                                             Title: Vice President
                                                    -----------------------


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                                        GUARANTORS:

                                        Acknowledged and consented to this
                                        10 day of August 2001:

                                        T.O. HAAS TIRE COMPANY, INC.

                                        By: /s/ J. Michael Gaither
                                            -------------------------------
                                              Name: J. Michael Gaither
                                                    -----------------------
                                              Title: Vice President
                                                     ----------------------

                                        T.O. HAAS HOLDING CO., INC.

                                        By: /s/ J. Michael Gaither
                                            -------------------------------
                                              Name: J. Michael Gaither
                                                    -----------------------
                                              Title: Vice President
                                                     ----------------------

                                        HAAS INVESTMENT COMPANY

                                        By: /s/ J. Michael Gaither
                                            -------------------------------
                                              Name: J. Michael Gaither
                                                    -----------------------
                                              Title: Vice President
                                                     ----------------------


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